                                                                 EXHIBIT (g)(14)

                        FOREIGN CUSTODY MANAGER AGREEMENT

         AGREEMENT made as of January 6, 2003 between each entity listed on
Schedule 1 attached hereto (each a "Fund" and collectively, "Funds") and The Bank of New York ("BNY").

                              W I T N E S S E T H:

         WHEREAS, the Fund and BNY have entered into a Custody Agreement (the "Custody Agreement");

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each of its current series listed on Schedule 1 hereto (the "Series"), as may be amended from time to time, subject to this Agreement;

         WHEREAS, the Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

         WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein; and

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and BNY hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1. "BOARD" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

         2. "ELIGIBLE FOREIGN CUSTODIAN" shall have the meaning provided in the Rule.

         3. "MONITORING SYSTEM" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of
Article III of this Agreement.

         4. "RESPONSIBILITIES" shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

         5. "RULE" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended on June 12, 2000.

         6. "SPECIFIED COUNTRY" shall mean each country listed on Schedule 2 attached hereto (as amended from time to time) and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given, or may give, settlement instructions to The Bank of New York as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                   ARTICLE II.
                        BNY AS A FOREIGN CUSTODY MANAGER

         1. The Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities.

         2. BNY accepts the Board's delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Fund's assets would exercise.

         3. BNY shall provide to the Board and the Fund's investment adviser at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (but in no event less frequently than quarterly) written reports notifying the Board and the Fund's investment adviser of the placement of assets of the Fund with a particular Eligible Foreign Custodian within a Specified Country and shall promptly notify the Board and the Fund's investment adviser of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Fund with any such Eligible Foreign Custodian.

                                  ARTICLE III.
                                RESPONSIBILITIES

         1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(l) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(l) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(l) of the Rule and the performance of the contract governing such arrangement;

and (e) advise the Fund and the Fund's investment adviser, as soon as reasonably possible, whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

         2. For purposes of clause (d) of the preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian's use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book- entries; (b) such country's financial infrastructure; (c) such country's prevailing custody and settlement practices (but not the custody and settlement practices of any Eligible Foreign Custodian whose custody and settlement practices are not such prevailing practices); (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                   ARTICLE IV.
                                 REPRESENTATIONS

         1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and, to the Fund's knowledge, no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; (b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board or the Fund's Investment Adviser has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other country.

         2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and, to BNY's knowledge, no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; (c) BNY has established and will maintain the Monitoring System, and (d) BNY is a U.S. Bank as defined in paragraph (a)(7) of the Rule.

                                   ARTICLE V.
                                 CONCERNING BNY

         1. BNY shall not be liable under this Agreement for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

         2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof, nor shall the Fund be liable to BNY or any third party for special, indirect or consequential damages, or for lost profits or loss of business arising in connection with this Agreement.

         3. For its services hereunder, the Fund agrees to pay to BNY such compensation and out-of-pocket expenses as shall be mutually agreed.

         4. BNY shall have only such duties as are expressly set forth herein, hi no event shall BNY be liable for any Country Risks associated with investments in a particular country.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         1. This Agreement constitutes the entire agreement between the Fund and BNY as a foreign custody manager, and no provision in the Custody Agreement between the Fund and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258 or at such other place as the Fund may from time to time designate in writing.

         4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

         5. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund and BNY each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         6. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         8. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty
(30) days after the date of such notice.

         9. A copy of the Declaration of Trust of the each Fund that is a Massachusetts Business Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund; provided, however, that the Declaration of Trust of the Fund provides that the assets of a particular Series of the Fund shall under no circumstances be charged with liabilities attributable to any other Series of the Fund and that all persons extending credit to, or contracting with or having any claim against a particular Series of the Fund shall look only to the assets of that particular Series for payment of such credit, contract or claim.

         IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                         By: -s- MICHAEL J. ROLAND
                                             -----------------------------------

                                         on behalf of each Fund identified on
                                         Schedule 1 hereto

                                         THE BANK OF NEW YORK

                                         By: -s- EDWARD G. McGANN
                                             -----------------------------------
                                         Title: VICE PRESIDENT

                                   SCHEDULE 1
                              AS OF JANUARY 6,2003

GCG TRUST:

Capital Growth Series
Value Equity Series
Asset Allocation Growth Series
Diversified Mid-Cap Series
Internet Tollkeeper Series
Limited Maturity Bond Series
Liquid Asset Series
Equity Opportunity Series
Focus Value Series
Fundamental Growth Series
All Cap Series
Investors Series
Strategic Equity Series
Fund for Life

                                   SCHEDULE 1
                          AMENDED AS OF JANUARY 13,2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

GCG TRUST:

Mid-Cap Growth Series
Research Series
Total Return Series
Fully Managed Series
Developing World Series
Hard Assets Series
Managed Global Series
International Equity Series
International Enhanced EAFE Series
Growth Series
Janus Growth and Income Series
Special Situations Series
Core Bond Series
Global Franchise Series
Equity Income Series
Large Cap Value Series
Capital Guardian Small Cap Series
J.P. Morgan Fleming Small Cap
Equity Growth Series
Real Estate Series
Van Kampen Growth and Income Series

                                   SCHEDULE 1
                           AMENDED AS OF MARCH 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING GET FUND:

ING GET Fund - Series V

                                   SCHEDULE 1
                           AMENDED AS OF APRIL 7, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING FUNDS TRUST:

ING GNMA Income Fund
ING High Yield Opportunity Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING High Yield Bond Fund

                                   SCHEDULE 1
                            AMENDED AS OF MAY 1, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

                                   SCHEDULE 2

                               Specified Countries

Argentina                                                         Lithuania
Australia                                                         Luxembourg
Austria                                                           Malaysia
Bahrain                                                           Mauritius
Bangladesh                                                        Mexico
Belgium                                                           Morocco
Bermuda                                                           Namibia
Bolivia                                                           Netherlands
Botswana                                                          New Zealand
Brazil                                                            Nigeria
Bulgaria                                                          Norway
Canada                                                            Oman
Chile                                                             Pakistan
China                                                             Panama
Colombia                                                          Peru
Costa Rica                                                        Philippines
Croatia                                                           Poland
Cyprus                                                            Portugal
Czech Republic                                                    Romania
Denmark                                                           Russia
Ecuador                                                           Singapore
Egypt                                                             Slovakia
Estonia                                                           Slovenia
Finland                                                           South Africa
France                                                            South Korea
Germany                                                           Spain
Ghana                                                             Sri Lanka
Greece                                                            Swaziland
Hong Kong                                                         Sweden
Hungary                                                           Switzerland
India                                                             Taiwan
Indonesia                                                         Thailand
Ireland                                                           Transnational
Israel                                                            Turkey
Italy                                                             Ukraine
Ivory Coast                                                       United Kingdom
Japan                                                             Uruguay
Jordan                                                            Venezuela
Kenya                                                             Zambia
Lebanon                                                           Zimbabwe

[ING FUNDS LOGO]

June 6, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the Foreign Custody Manager Agreement dated January 6, 2003 (the "Agreement"), we hereby notify you of the addition of the following countries to be added/included on Schedule 2 to the Agreement:

         Cayman Islands
         Iceland
         Jamaica
         Palestine
         Vietnam

If you have any questions, please contact me at (480) 477-2118.

Sincerely,

-s- Michael J. Roland
---------------------------
Michael J. Roland
Executive Vice President & Chief Financial Officer

                               AMENDED SCHEDULE 2

                               SPECIFIED COUNTRIES

 COUNTRY                      EFFECTIVE DATE               COUNTRY                      EFFECTIVE DATE
------------------------------------------------------------------------------------------------------
Argentina                     January 6, 2003             Japan                        January 6, 2003
------------------------------------------------------------------------------------------------------
Australia                     January 6, 2003             Jordan                       January 6, 2003
------------------------------------------------------------------------------------------------------
Austria                       January 6, 2003             Kenya                        January 6, 2003
------------------------------------------------------------------------------------------------------
Bahrain                       January 6, 2003             Lithuania                    January 6, 2003
------------------------------------------------------------------------------------------------------
Bangladesh                    January 6, 2003             Luxembourg                   January 6, 2003
------------------------------------------------------------------------------------------------------
Belgium                       January 6, 2003             Malaysia                     January 6, 2003
------------------------------------------------------------------------------------------------------
Bermuda                       January 6, 2003             Mauritius                    January 6, 2003
------------------------------------------------------------------------------------------------------
Bolivia                       January 6, 2003             Mexico                       January 6, 2003
------------------------------------------------------------------------------------------------------
Botswana                      January 6, 2003             Morocco                      January 6, 2003
------------------------------------------------------------------------------------------------------
Brazil                        January 6, 2003             Namibia                      January 6, 2003
------------------------------------------------------------------------------------------------------
Bulgaria                      January 6, 2003             Netherlands                  January 6, 2003
------------------------------------------------------------------------------------------------------
Canada                        January 6, 2003             New Zealand                  January 6, 2003
------------------------------------------------------------------------------------------------------
Cayman Islands                May 12, 2003                Nigeria                      January 6, 2003
------------------------------------------------------------------------------------------------------
Chile                         January 6, 2003             Norway                       January 6, 2003
------------------------------------------------------------------------------------------------------
China                         January 6, 2003             Oman                         January 6, 2003
------------------------------------------------------------------------------------------------------
Colombia                      January 6, 2003             Pakistan                     January 6, 2003
------------------------------------------------------------------------------------------------------
Costa Rica                    January 6, 2003             Palestine                    May 12, 2003
------------------------------------------------------------------------------------------------------
Croatia                       January 6, 2003             Panama                       January 6, 2003
------------------------------------------------------------------------------------------------------
Cyprus                        January 6, 2003             Peru                         January 6, 2003
------------------------------------------------------------------------------------------------------
Czech Republic                January 6, 2003             Philippines                  January 6, 2003
------------------------------------------------------------------------------------------------------
Denmark                       January 6, 2003             Poland                       January 6, 2003
------------------------------------------------------------------------------------------------------
Ecuador                       January 6, 2003             Portugal                     January 6, 2003
------------------------------------------------------------------------------------------------------
Egypt                         January 6, 2003             Romania                      January 6, 2003
------------------------------------------------------------------------------------------------------
Estonia                       January 6, 2003             Russia                       January 6, 2003
------------------------------------------------------------------------------------------------------
Finland                       January 6, 2003             Singapore                    January 6, 2003
------------------------------------------------------------------------------------------------------
France                        January 6, 2003             Slovakia                     January 6, 2003
------------------------------------------------------------------------------------------------------
Germany                       January 6, 2003             Slovenia                     January 6, 2003
------------------------------------------------------------------------------------------------------
Ghana                         January 6, 2003             South Africa                 January 6, 2003
------------------------------------------------------------------------------------------------------
Greece                        January 6, 2003             South Korea                  January 6, 2003
------------------------------------------------------------------------------------------------------
Hong Kong                     January 6, 2003             Spain                        January 6, 2003
------------------------------------------------------------------------------------------------------
Hungary                       January 6, 2003             Sri Lanka                    January 6, 2003
------------------------------------------------------------------------------------------------------
Iceland                       May 12, 2003                Swaziland                    January 6, 2003
------------------------------------------------------------------------------------------------------
India                         January 6, 2003             Sweden                       January 6, 2003
------------------------------------------------------------------------------------------------------
Indonesia                     January 6, 2003             Switzerland                  January 6, 2003
------------------------------------------------------------------------------------------------------
Ireland                       January 6, 2003             Taiwan                       January 6, 2003
------------------------------------------------------------------------------------------------------
Israel                        January 6, 2003             Thailand                     January 6, 2003
------------------------------------------------------------------------------------------------------
Italy                         January 6, 2003             Transnational                January 6, 2003
------------------------------------------------------------------------------------------------------
Ivory Coast                   January 6, 2003             Turkey                       January 6, 2003
------------------------------------------------------------------------------------------------------
Jamaica                       May 12, 2003                Ukraine                      January 6, 2003
------------------------------------------------------------------------------------------------------

United Kingdom                January 6, 2003
-----------------------------------------------------------
Uruguay                       January 6, 2003
-----------------------------------------------------------
Venezuela                     January 6, 2003
-----------------------------------------------------------
Vietnam                       May 12, 2003
-----------------------------------------------------------
Zambia                        January 6, 2003
-----------------------------------------------------------
Zimbabwe                      January 6, 2003
-----------------------------------------------------------

\

[ING FUNDS LETTERHEAD]

July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. McGANN
    ----------------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT Duly, Authorized

                                AMENDED EXHIBIT A

               FUND                                                 EFFECTIVE DATE
               ----                                                 --------------
ING EQUITY TRUST
   ING Convertible Fund                                               June 9, 2003
   ING Disciplined LargeCap Fund                                      June 9, 2003
   ING Equity and Bond Fund                                           June 9, 2003
   ING Financial Services Fund                                        June 9, 2003
   ING Growth Opportunities Fund                                      June 9, 2003
   ING LargeCap Growth Fund                                           June 9, 2003
   ING Large Company Value Fund                                       June 9, 2003
   ING MidCap Opportunities Fund                                      June 9, 2003
   ING MidCap Value Fund                                              June 9, 2003
   ING Principal Protection Fund                                      June 2, 2003
   ING Principal Protection Fund II                                   June 2, 2003
   ING Principal Protection Fund III                                  June 2, 2003
   ING Principal Protection Fund IV                                   June 2, 2003
   ING Principal Protection Fund V                                    June 2, 2003
   ING Principal Protection Fund VI                                   June 2, 2003
   ING Principal Protection Fund VII                                   May 1,2003
   ING Real Estate Fund                                               June 9, 2003
   ING SmallCap Opportunities Fund                                    June 9, 2003
   ING SmallCap Value Fund                                            June 9, 2003
   ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                      April 7, 2003
   ING GNMA Income Fund                                               April 7, 2003
   ING High Yield Bond Fund                                           April 7, 2003
   ING High Yield Opportunity Fund                                    April 7, 2003
   ING Intermediate Bond Fund                                         April 7, 2003
   ING Lexington Money Market Trust                                   April 7, 2003
   ING Money Market Fund                                              April 7, 2003
   ING National Tax-Exempt Bond Fund                                  April 7, 2003
   ING Strategic Bond Fund                                            April 7, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                   June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                            January 6, 2003
   ING Eagle Asset Value Equity Portfolio                           January 6, 2003
   ING UBS U.S. Balanced Portfolio                                  January 6, 2003
   ING FMRSM Diversified Mid Cap Portfolio                          January 6, 2003

   ING Goldman Sachs Internet Tollkeeper(SM)                        January 6, 2003
   Portfolio
   ING Limited Maturity Bond Portfolio                              January 6, 2003
   ING Liquid Assets Portfolio                                      January 6, 2003
   ING Jennison Equity Opportunities Portfolio                      January 6, 2003
   ING Mercury Focus Value Portfolio                                January 6, 2003
   ING Mercury Fundamental Growth Portfolio                         January 6, 2003
   ING Salomon Brothers All Cap Portfolio                           January 6, 2003
   ING Salomon Brothers Investors Portfolio                         January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                 January 6, 2003
   Fund for Life Series                                             January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                January 13, 2003
   ING MFS Research Portfolio                                      January 13, 2003
   ING MFS Total Return Portfolio                                  January 13, 2003
   ING T. Rowe Price Capital Appreciation                          January 13, 2003
   Portfolio
   ING Developing World Portfolio                                  January 13, 2003
   ING Hard Assets Portfolio                                       January 13, 2003
   ING Capital Guardian Managed Global                             January 13, 2003
   Portfolio
   ING International Portfolio                                     January 13, 2003
   ING JPMorgan Fleming International                              January 13, 2003
   Enhanced EAFE Portfolio
   ING Marsico Growth Portfolio                                    January 13, 2003
   ING Janus Growth and Income Portfolio                           January 13, 2003
   ING Janus Special Equity Portfolio                              January 13, 2003
   ING PIMCO Core Bond Portfolio                                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                       January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
   ING Capital Guardian Large Cap Value                            January 13, 2003
   Portfolio
   ING Capital Guardian Small Cap Portfolio                        January 13, 2003
   ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
   Portfolio
   ING Van Kampen Real Estate Portfolio                            January 13, 2003
   ING Van Kampen Growth and Income                                January 13, 2003
   Portfolio
                                                                   January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                            June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                   July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                            June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                           June 2, 2003
   ING Aeltus Money Market Fund                                      June 2, 2003
   ING Balanced Fund                                                 June 2, 2003
   ING Bond Fund                                                     June 2, 2003
   ING Classic Principal Protection Fund                             June 2, 2003
   ING Classic Principal Protection Fund II                          June 2, 2003
   ING Classic Principal Protection Fund III                         June 2, 2003
   ING Classic Principal Protection Fund IV                          June 2, 2003
   ING Government Fund                                               June 2, 2003
   ING Growth Fund                                                   June 9, 2003
   ING Growth & Income Fund                                          June 9, 2003
   ING Index Plus LargeCap Fund                                      June 9, 2003
   ING Index Plus MidCap Fund                                        June 9, 2003
   ING Index Plus Protection Fund                                    June 2, 2003
   ING Index Plus SmallCap Fund                                      June 9, 2003
   ING Small Company Fund                                            June 9, 2003
   ING Strategic Allocation Balanced Fund                            June 2, 2003
   ING Strategic Allocation Growth Fund                              June 2, 2003
   ING Strategic Allocation Income Fund                              June 2, 2003
   ING Technology Fund                                               June 2, 2003
   ING Value Opportunity Fund                                        June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                      July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
   ING VP Strategic Allocation Balanced                              July 7, 2003
Portfolio
   ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VP BOND PORTFOLIO                                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                        July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                           July 7, 2003
   ING VP Index Plus LargeCap Portfolio                              July 7, 2003
   ING VP Index Plus MidCap Portfolio                                July 7, 2003
   ING VP Index Plus SmallCap Portfolio                              July 7, 2003
   ING VP Small Company Portfolio                                    July 7, 2003
   ING VP Technology Portfolio                                       July 7, 2003

ING VP VALUE OPPORTUNITY PORTFOLIO                                   July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

               FUND                                                 EFFECTIVE DATE
               ----                                                 --------------
ING EQUITY TRUST
   ING Convertible Fund                                               June 9, 2003
   ING Disciplined LargeCap Fund                                      June 9, 2003
   ING Equity and Bond Fund                                           June 9, 2003
   ING Financial Services Fund                                        June 9, 2003
   ING Growth Opportunities Fund                                      June 9, 2003
   ING LargeCap Growth Fund                                           June 9, 2003
   ING Large Company Value Fund                                       June 9, 2003
   ING MidCap Opportunities Fund                                      June 9, 2003
   ING MidCap Value Fund                                              June 9, 2003
   ING Principal Protection Fund                                      June 2, 2003
   ING Principal Protection Fund II                                   June 2, 2003
   ING Principal Protection Fund III                                  June 2, 2003
   ING Principal Protection Fund IV                                   June 2, 2003
   ING Principal Protection Fund V                                    June 2, 2003
   ING Principal Protection Fund VI                                   June 2, 2003
   ING Principal Protection Fund VII                                  May 1, 2003
   ING Real Estate Fund                                               June 9, 2003
   ING SmallCap Opportunities Fund                                    June 9, 2003
   ING SmallCap Value Fund                                            June 9, 2003
   ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                     April 7, 2003
   ING GNMA Income Fund                                              April 7, 2003
   ING High Yield Bond Fund                                          April 7, 2003
   ING High Yield Opportunity Fund                                   April 7, 2003
   ING Intermediate Bond Fund                                        April 7, 2003
   ING Lexington Money Market Trust                                  April 7, 2003
   ING Money Market Fund                                             April 7, 2003
   ING National Tax-Exempt Bond Fund                                 April 7, 2003
   ING Strategic Bond Fund                                           April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                           July 14, 2003
   ING GET Fund- Series E                                            July 14, 2003
   ING GET Fund- Series G                                            July 14, 2003
   ING GET Fund - Series H                                           July 14, 2003
   ING GET Fund - Series I                                           July 14, 2003
   ING GET Fund - Series J                                           July 14, 2003
   ING GET Fund - Series K                                           July 14, 2003
   ING GET Fund - Series L                                           July 14, 2003

   ING GET Fund - Series M                                           July 14, 2003
   ING GET Fund - Series N                                           July 14, 2003
   ING GET Fund - Series P                                           July 14, 2003
   ING GET Fund - Series Q                                           July 14, 2003
   ING GET Fund- Series R                                            July 14, 2003
   ING GET Fund- Series S                                            July 14, 2003
   ING GET Fund - Series T                                           July 14, 2003
   ING GET Fund- Series U                                            July 14, 2003
   ING GET Fund - Series V                                          March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                  June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                            January 6, 2003
   ING Eagle Asset Value Equity Portfolio                           January 6, 2003
   ING UBS U.S. Balanced Portfolio                                  January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                        January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                        January 6, 2003
   Portfolio

   ING Limited Maturity Bond Portfolio                              January 6, 2003
   ING Liquid Assets Portfolio                                      January 6, 2003
   ING Jennison Equity Opportunities Portfolio                      January 6, 2003
   ING Mercury Focus Value Portfolio                                January 6, 2003
   ING Mercury Fundamental Growth Portfolio                         January 6, 2003
   ING Salomon Brothers All Cap Portfolio                           January 6, 2003
   ING Salomon Brothers Investors Portfolio                         January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                 January 6, 2003
   Fund for Life Series                                             January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                January 13, 2003
   ING MFS Research Portfolio                                      January 13, 2003
   ING MFS Total Return Portfolio                                  January 13, 2003
   ING T. Rowe Price Capital Appreciation                          January 13, 2003
   Portfolio
   ING Developing World Portfolio                                  January 13, 2003
   ING Hard Assets Portfolio                                       January 13, 2003
   ING Capital Guardian Managed Global                             January 13,2003
   Portfolio
   ING International Portfolio                                     January 13, 2003
   ING JPMorgan Fleming International                              January 13, 2003
   Enhanced EAFE Portfolio
   ING Marsico Growth Portfolio                                    January 13, 2003
   ING Janus Growth and Income Portfolio                           January 13,2003
   ING Janus Special Equity Portfolio                              January 13, 2003
   ING PIMCO Core Bond Portfolio                                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                       January 13, 2003

   ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
   ING Capital Guardian Large Cap Value                            January 13, 2003
   Portfolio
   ING Capital Guardian Small Cap Portfolio                        January 13, 2003
   ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
   Portfolio
   ING Van Kampen Real Estate Portfolio                            January 13, 2003
   ING Van Kampen Growth and Income                                January 13, 2003
   Portfolio
                                                                   January 13,2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                            June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                   July 1,2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                            June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                            June 2, 2003
   ING Aeltus Money Market Fund                                       June 2, 2003
   ING Balanced Fund                                                  June 2, 2003
   ING Bond Fund                                                      June 2, 2003
   ING Classic Principal Protection Fund                              June 2, 2003
   ING Classic Principal Protection Fund II                           June 2, 2003
   ING Classic Principal Protection Fund III                          June 2, 2003
   ING Classic Principal Protection Fund IV                           June 2, 2003
   ING Government Fund                                                June 2, 2003
   ING Growth Fund                                                    June 9, 2003
   ING Growth & Income Fund                                           June 9, 2003
   ING Index Plus LargeCap Fund                                       June 9, 2003
   ING Index Plus MidCap Fund                                         June 9, 2003
   ING Index Plus Protection Fund                                     June 2, 2003
   ING Index Plus SmallCap Fund                                       June 9, 2003
   ING Small Company Fund                                             June 9, 2003
   ING Strategic Allocation Balanced Fund                             June 2, 2003
   ING Strategic Allocation Growth Fund                               June 2, 2003
   ING Strategic Allocation Income Fund                               June 2, 2003
   ING Technology Fund                                                June 2, 2003
   ING Value Opportunity Fund                                         June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                       July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                       July 7, 2003

   ING VP Strategic Allocation Balanced                               July 7, 2003
Portfolio
   ING VP Strategic Allocation Income Portfolio                       July 7, 2003

ING VP BOND PORTFOLIO                                                 July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                         July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                 July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                            July 7, 2003
   ING VP Index Plus LargeCap Portfolio                               July 7, 2003
   ING VP Index Plus MidCap Portfolio                                 July 7, 2003
   ING VP Index Plus SmallCap Portfolio                               July 7, 2003
   ING VP Small Company Portfolio                                     July 7, 2003
   ING VP Technology Portfolio                                        July 7, 2003
   ING VP Value Opportunity Portfolio                                 July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LETTERHEAD]

August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                               -s- Michael J. Roland
                                               ---------------------------------
                                               Michael J. Roland
                                               Executive Vice President & Chief
                                               Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- IRA R. ROSNER
    -------------------------
Name: IRA R. ROSNER
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

               FUND*                                                           EFFECTIVE DATE
               -----                                                           --------------
ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING Large Company Value Fund                                                  June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                             June 2, 2003
   ING Principal Protection Fund VII                                             May 1,2003
   ING Principal Protection Fund VIII                                                TBD
   ING Principal Protection Fund IX                                                  TBD
   ING Real Estate Fund                                                         June 9, 2003
   ING SmallCap Opportunities Fund                                              June 9, 2003
   ING SmallCap Value Fund                                                      June 9, 2003
   ING Tax Efficient Equity Fund                                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund - Series E                                                      July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund - Series H                                                      July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING GET Fund - Series J                                                       July 14, 2003
   ING GET Fund - Series K                                                       July 14, 2003
   ING GET Fund - Series L                                                       July 14, 2003
   ING GET Fund - Series M                                                       July 14, 2003
   ING GET Fund - Series N                                                       July 14, 2003
   ING GET Fund - Series P                                                       July 14, 2003
   ING GET Fund - Series Q                                                       July 14, 2003
   ING GET Fund - Series R                                                       July 14, 2003
   ING GET Fund - Series S                                                       July 14, 2003
   ING GET Fund - Series T                                                       July 14, 2003
   ING GET Fund - Series U                                                       July 14, 2003
   ING GET Fund - Series V                                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                        January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                       January 6, 2003
   ING American Funds Growth Portfolio                                       September 2, 2003
   ING American Funds Growth-Income Portfolio                                September 2, 2003
   ING American Funds International Portfolio                                September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                             January 13, 2003
   ING Capital Guardian Managed Global Portfolio                              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                   January 13, 2003
   ING Developing World Portfolio                                             January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                      January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                   January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                   January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                  January 13, 2003
   ING International Portfolio                                                January 13, 2003
   ING Janus Growth and Income Portfolio                                      January 13, 2003
   ING Janus Special Equity Portfolio                                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                 January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                      January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                          January 13, 2003
   ING Limited Maturity Bond Portfolio                                         January 6, 2003
   ING Liquid Assets Portfolio                                                 January 6, 2003
   ING Marsico Growth Portfolio                                               January 13, 2003
   ING Mercury Focus Value Portfolio                                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                    January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003
                                                                              January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1,2003
   ING Global Equity Dividend Fund                                           September 2, 2003


ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                    September 2, 2003
   ING GET U.S. Core Portfolio - Series 3                                            TBD
   ING GET U.S. Core Portfolio - Series 4                                            TBD
   ING GET U.S. Core Portfolio - Series 5                                            TBD
   ING GET U.S. Core Portfolio - Series 6                                            TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                     TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                     TBD


ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                      June 2, 2003
   ING Aeltus Money Market Fund                                                 June 2, 2003
   ING Balanced Fund                                                            June 2, 2003
   ING Bond Fund                                                                June 2, 2003
   ING Classic Principal Protection Fund I                                      June 2, 2003
   ING Classic Principal Protection Fund II                                     June 2, 2003
   ING Classic Principal Protection Fund III                                    June 2, 2003
   ING Classic Principal Protection Fund IV                                     June 2, 2003
   ING Government Fund                                                          June 2, 2003
   ING Growth Fund                                                              June 9, 2003
   ING Growth & Income Fund                                                     June 9, 2003
   ING Index Plus LargeCap Fund                                                 June 9, 2003
   ING Index Plus MidCap Fund                                                   June 9, 2003
   ING Index Plus Protection Fund                                               June 2, 2003
   ING Index Plus SmallCap Fund                                                 June 9, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LETTERHEAD]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. McGANN
    ----------------------------------
NAME: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

               FUND*                                                           EFFECTIVE DATE
               -----                                                           --------------
ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING Large Company Value Fund                                                  June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                              June 2, 2003
   ING Principal Protection Fund VII                                              May 1,2003
   ING Principal Protection Fund VIII                                          October 1, 2003
   ING Principal Protection Fund IX                                                   TBD
   ING Real Estate Fund                                                          June 9, 2003
   ING SmallCap Opportunities Fund                                               June 9, 2003
   ING SmallCap Value Fund                                                       June 9, 2003
   ING Tax Efficient Equity Fund                                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund- Series E                                                       July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund- Series H                                                       July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                       July 14, 2003
   ING GET Fund - Series K                                                       July 14, 2003
   ING GET Fund - Series L                                                       July 14, 2003
   ING GET Fund - Series M                                                       July 14, 2003
   ING GET Fund - Series N                                                       July 14, 2003
   ING GET Fund - Series O                                                       July 14, 2003
   ING GET Fund - Series Q                                                       July 14, 2003
   ING GET Fund - Series R                                                       July 14, 2003
   ING GET Fund - Series S                                                       July 14, 2003
   ING GET Fund - Series T                                                       July 14, 2003
   ING GET Fund - Series U                                                       July 14, 2003
   ING GET Fund - Series V                                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                        January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                       January 6, 2003
   ING American Funds Growth Portfolio                                        September 2, 2003
   ING American Funds Growth-Income Portfolio                                 September 2, 2003
   ING American Funds International Portfolio                                 September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                              January 13, 2003
   ING Capital Guardian Managed Global Portfolio                               January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                    January 13, 2003
   ING Developing World Portfolio                                              January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                      January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                   January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                   January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                   January 13, 2003
   ING International Portfolio                                                 January 13, 2003
   ING Janus Growth and Income Portfolio                                       January 13, 2003
   ING Janus Special Equity Portfolio                                          January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                 January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                       January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                           January 13, 2003
   ING Limited Maturity Bond Portfolio                                         January 6, 2003
   ING Liquid Assets Portfolio                                                 January 6, 2003
   ING Marsico Growth Portfolio                                                January 13, 2003
   ING Mercury Focus Value Portfolio                                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                    January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003
                                                                              January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1, 2003
   ING Global Equity Dividend Fund                                            September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                             TBD
   ING GET U.S. Core Portfolio - Series 4                                             TBD
   ING GET U.S. Core Portfolio - Series 5                                             TBD
   ING GET U.S. Core Portfolio - Series 6                                             TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                      TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                      TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                       June 2, 2003
   ING Aeltus Money Market Fund                                                  June 2, 2003
   ING Balanced Fund                                                             June 2, 2003
   ING Bond Fund                                                                 June 2, 2003
   ING Classic Principal Protection Fund I                                       June 2, 2003
   ING Classic Principal Protection Fund II                                      June 2, 2003
   ING Classic Principal Protection Fund III                                     June 2, 2003
   ING Classic Principal Protection Fund IV                                      June 2, 2003
   ING Government Fund                                                           June 2, 2003
   ING Growth Fund                                                               June 9, 2003
   ING Growth & Income Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                                  June 9, 2003
   ING Index Plus MidCap Fund                                                    June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003
   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LETTERHEAD]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                           Sincerely,

                                          -s- Michael J. Roland
                                           Michael J. Rolan
                                           Executive Vice President & Chief
                                           Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. McGANN
    ----------------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

FUND*                                                                         EFFECTIVE DATE
-----                                                                         --------------
ING EQUITY TRUST
   ING Convertible Fund                                                         June 9, 2003
   ING Disciplined LargeCap Fund                                                June 9, 2003
   ING Equity and Bond Fund                                                     June 9, 2003
   ING Financial Services Fund                                                  June 9, 2003
   ING Growth Opportunities Fund                                                June 9, 2003
   ING LargeCap Growth Fund                                                     June 9, 2003
   ING Large Company Value Fund                                                 June 9, 2003
   ING MidCap Opportunities Fund                                                June 9, 2003
   ING MidCap Value Fund                                                        June 9, 2003
   ING Principal Protection Fund                                                June 2, 2003
   ING Principal Protection Fund II                                             June 2, 2003
   ING Principal Protection Fund III                                            June 2, 2003
   ING Principal Protection Fund IV                                             June 2, 2003
   ING Principal Protection Fund V                                              June 2, 2003
   ING Principal Protection Fund VI                                             June 2, 2003
   ING Principal Protection Fund VII                                             May 1, 2003
   ING Principal Protection Fund VIII                                         October 1, 2003
   ING Principal Protection Fund IX                                                  TBD
   ING Real Estate Fund                                                         June 9, 2003
   ING SmallCap Opportunities Fund                                              June 9, 2003
   ING SmallCap Value Fund                                                      June 9, 2003
   ING Tax Efficient Equity Fund                                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund - Series E                                                      July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund - Series H                                                      July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                     July 14, 2003
   ING GET Fund - Series K                                                     July 14, 2003
   ING GET Fund - Series L                                                     July 14, 2003
   ING GET Fund - Series M                                                     July 14, 2003
   ING GET Fund - Series N                                                     July 14, 2003
   ING GET Fund - Series P                                                     July 14, 2003
   ING GET Fund - Series Q                                                     July 14, 2003
   ING GET Fund - Series R                                                     July 14, 2003
   ING GET Fund - Series S                                                     July 14, 2003
   ING GET Fund - Series T                                                     July 14, 2003
   ING GET Fund - Series U                                                     July 14, 2003
   ING GET Fund - Series V                                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                           June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                      January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                     January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                  January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                     January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                        January 6, 2003
   ING Liquid Assets Portfolio                                                January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                   January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                          January 13, 2003
   ING MFS Research Portfolio                                                January 13, 2003
   ING MFS Total Return Portfolio                                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                             January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                                   January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                                            January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                January 13, 2003
   ING Van Kampen Real Estate Portfolio                                      January 13, 2003
                                                                             January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                     June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                             July 1,2003
   ING Global Equity Dividend Fund                                          September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                     June 2, 2003
   ING Aeltus Money Market Fund                                                June 2, 2003
   ING Balanced Fund                                                           June 2, 2003
   ING Bond Fund                                                               June 2, 2003
   ING Classic Principal Protection Fund I                                     June 2, 2003
   ING Classic Principal Protection Fund II                                    June 2, 2003
   ING Classic Principal Protection Fund III                                   June 2, 2003
   ING Classic Principal Protection Fund IV                                    June 2, 2003
   ING Government Fund                                                         June 2, 2003
   ING Growth Fund                                                             June 9, 2003
   ING Growth & Income Fund                                                    June 9, 2003
   ING Index Plus LargeCap Fund                                                June 9, 2003
   ING Index Plus MidCap Fund                                                  June 9, 2003
   ING Index Plus Protection Fund                                              June 2, 2003
   ING Index Plus SmallCap Fund                                                June 9, 2003
   ING Small Company Fund                                                      June 9, 2003
   ING Strategic Allocation Balanced Fund                                      June 2, 2003
   ING Strategic Allocation Growth Fund                                        June 2, 2003
   ING Strategic Allocation Income Fund                                        June 2, 2003
   ING Technology Fund                                                         June 2, 2003
   ING Value Opportunity Fund                                                  June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                               July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                             July 7, 2003
   ING VP Strategic Allocation Income Portfolio                               July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                         July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                     June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                          TBD
   ING GET U.S. Core Portfolio - Series 4                                          TBD
   ING GET U.S. Core Portfolio - Series 5                                          TBD
   ING GET U.S. Core Portfolio - Series 6                                          TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                   TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                   TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                    July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                       July 7, 2003
   ING VP Index Plus MidCap Portfolio                                         July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                       July 7, 2003
   ING VP Small Company Portfolio                                             July 7, 2003
   ING VP Technology Portfolio                                                July 7, 2003
   ING VP Value Opportunity Portfolio                                         July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                              October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                     October 6, 2003
   ING VP Growth + Value Portfolio                                           October 6, 2003
   ING VP Growth Opportunities Portfolio                                     October 6, 2003
   ING VP High Yield Bond Portfolio                                          October 6, 2003
   ING VP Large Company Value Portfolio                                      October 6, 2003
   ING VP LargeCap Growth Portfolio                                          October 6, 2003
   ING VP MagnaCap Portfolio                                                 October 6, 2003
   ING VP MidCap Opportunities Portfolio                                     October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                               July 7, 2003

ING VP BOND PORTFOLIO                                                         July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                 July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                             October 6, 2003
   The Bond Portfolio                                                         October 6, 2003
   The Money Market Portfolio                                                 October 6, 2003
   The Stock Portfolio                                                        October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                AMENDED EXHIBIT A

Fund*                                                                         Effective Date
-----                                                                         --------------
ING EQUITY TRUST
   ING Convertible Fund                                                         June 9, 2003
   ING Disciplined LargeCap Fund                                                June 9, 2003
   ING Equity and Bond Fund                                                     June 9, 2003
   ING Financial Services Fund                                                  June 9, 2003
   ING Growth Opportunities Fund                                                June 9, 2003
   ING LargeCap Growth Fund                                                     June 9, 2003
   ING Large Company Value Fund                                                 June 9, 2003
   ING MidCap Opportunities Fund                                                June 9, 2003
   ING MidCap Value Fund                                                        June 9, 2003
   ING Principal Protection Fund                                                June 2, 2003
   ING Principal Protection Fund II                                             June 2, 2003
   ING Principal Protection Fund III                                            June 2, 2003
   ING Principal Protection Fund IV                                             June 2, 2003
   ING Principal Protection Fund V                                              June 2, 2003
   ING Principal Protection Fund VI                                             June 2, 2003
   ING Principal Protection Fund VII                                             May 1, 2003
   ING Principal Protection Fund VIII                                        October 1, 2003
   ING Principal Protection Fund IX                                                  TBD
   ING Real Estate Fund                                                         June 9, 2003
   ING SmallCap Opportunities Fund                                              June 9, 2003
   ING SmallCap Value Fund                                                      June 9, 2003
   ING Tax Efficient Equity Fund                                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                               April 7, 2003
   ING GNMA Income Fund                                                        April 7, 2003
   ING High Yield Bond Fund                                                    April 7, 2003
   ING High Yield Opportunity Fund                                             April 7, 2003
   ING Intermediate Bond Fund                                                  April 7, 2003
   ING Lexington Money Market Trust                                            April 7, 2003
   ING Money Market Fund                                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                                           April 7, 2003
   ING Strategic Bond Fund                                                     April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                     July 14, 2003
   ING GET Fund - Series E                                                     July 14, 2003
   ING GET Fund - Series G                                                     July 14, 2003
   ING GET Fund - Series H                                                     July 14, 2003
   ING GET Fund - Series I                                                     July 14, 2003


* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                    July 14, 2003
   ING GET Fund - Series K                                                    July 14, 2003
   ING GET Fund - Series L                                                    July 14, 2003
   ING GET Fund - Series M                                                    July 14, 2003
   ING GET Fund - Series N                                                    July 14, 2003
   ING GET Fund - Series P                                                    July 14, 2003
   ING GET Fund - Series Q                                                    July 14, 2003
   ING GET Fund - Series R                                                    July 14, 2003
   ING GET Fund - Series S                                                    July 14, 2003
   ING GET Fund - Series T                                                    July 14, 2003
   ING GET Fund - Series U                                                    July 14, 2003
   ING GET Fund - Series V                                                   March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                          June 9, 2003

ING Investors Trust
   Fund for Life Series                                                      January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                          January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                     January 6, 2003
   ING American Funds Growth Portfolio                                     September 2, 2003
   ING American Funds Growth-Income Portfolio                              September 2, 2003
   ING American Funds International Portfolio                              September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                           January 13, 2003
   ING Capital Guardian Managed Global Portfolio                            January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                 January 13, 2003
   ING Developing World Portfolio                                           January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                    January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                 January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                 January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                January 13, 2003
   ING International Portfolio                                              January 13, 2003
   ING Janus Growth and Income Portfolio                                    January 13, 2003
   ING Janus Special Equity Portfolio                                       January 13, 2003
   ING Jennison Equity Opportunities Portfolio                               January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                    January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                        January 13, 2003
   ING Limited Maturity Bond Portfolio                                       January 6, 2003
   ING Liquid Assets Portfolio                                               January 6, 2003
   ING Marsico Growth Portfolio                                             January 13, 2003
   ING Mercury Focus Value Portfolio                                         January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                  January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                         January 13, 2003
   ING MFS Research Portfolio                                               January 13, 2003
   ING MFS Total Return Portfolio                                           January 13, 2003
   ING PIMCO Core Bond Portfolio                                            January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                    January 6, 2003
   ING Salomon Brothers Investors Portfolio                                  January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                         January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                January 13, 2003
   ING UBS U.S. Balanced Portfolio                                           January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                January 13, 2003
   ING Van Kampen Growth and Income Portfolio                               January 13, 2003
   ING Van Kampen Real Estate Portfolio                                     January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                      June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                             July 1, 2003
   ING Global Equity Dividend Fund                                         September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                      June 2, 2003
   ING Aeltus Money Market Fund                                                 June 2, 2003
   ING Balanced Fund                                                            June 2, 2003
   ING Bond Fund                                                                June 2, 2003
   ING Classic Principal Protection Fund I                                      June 2, 2003
   ING Classic Principal Protection Fund II                                     June 2, 2003
   ING Classic Principal Protection Fund III                                    June 2, 2003
   ING Classic Principal Protection Fund IV                                     June 2, 2003
   ING Government Fund                                                          June 2, 2003
   ING Growth Fund                                                              June 9, 2003
   ING Growth & Income Fund                                                     June 9, 2003
   ING Index Plus LargeCap Fund                                                 June 9, 2003
   ING Index Plus MidCap Fund                                                   June 9, 2003
   ING Index Plus Protection Fund                                               June 2, 2003
   ING Index Plus SmallCap Fund                                                 June 9, 2003
   ING Small Company Fund                                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                                       June 2, 2003
   ING Strategic Allocation Growth Fund                                         June 2, 2003
   ING Strategic Allocation Income Fund                                         June 2, 2003
   ING Technology Fund                                                          June 2, 2003
   ING Value Opportunity Fund                                                   June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                                 TBD
   ING GET U.S. Core Portfolio - Series 4                                                 TBD
   ING GET U.S. Core Portfolio - Series 5                                                 TBD
   ING GET U.S. Core Portfolio - Series 6                                                 TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                          TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                          TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                      October 6, 2003
   ING VP Growth + Value Portfolio                                            October 6, 2003
   ING VP Growth Opportunities Portfolio                                      October 6, 2003
   ING VP High Yield Bond Portfolio                                           October 6, 2003
   ING VP Large Company Value Portfolio                                       October 6, 2003
   ING VP LargeCap Growth Portfolio                                           October 6, 2003
   ING VP MagnaCap Portfolio                                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                                      October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                               October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                            October 6, 2003
   The Bond Portfolio                                                        October 6, 2003
   The Money Market Portfolio                                                October 6, 2003
   The Stock Portfolio                                                       October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.